UNITED
STATES
SECURITIES AND
EXCHANGE
COMMISSION
WASHINGTON,
DC 20549
FORM
8-K
CURRENT
REPORT
Pursuant
to Section 13
or 15(d)
of the Securities
Exchange
Act
Date of Report
(Date of Earliest
Event
Reported):
June 23, 2026
Cal-Maine Foods, Inc.
(Exact name
of registrant
as specified
in its charter)
Delaware
001-38695
64-0500378
(State or
other jurisdiction
of
incorporation)
(Commission
File Number)
(IRS Employer
Identification
No.)
1052 Highland Colony Pkwy
,
Suite 200
,
Ridgeland
,
MS
39157
(Address of
principal
executive
offices (zip code))
601
-
948-6813
(Registrant’s telephone number, including area code)
Check
the appropriate
box below
if the Form 8-K filing
is intended
to simultaneously
satisfy the
filing
obligation
of the
registrant
under any
of the following
provisions
(see General Instruction
A.2 below):
☐
Written
communications
pursuant
to Rule 425 under the
Securities
Act (17 CFR 230.425)
☐
Soliciting
material pursuant
to Rule
14a-12
under the
Exchange
Act (17 CFR 240.14a
-12)
☐
Pre-commencement
communications
pursuant
to Rule
14d-2(b)
under the
Exchange
Act (17 CFR 240.14d
-2(b))
☐
Pre-commencement
communications
pursuant
to Rule
13e-4(c) under
the Exchange
Act (17 CFR 240.13e
-4(c))
Securities registered
pursuant
to Section
12(b)
of the Act:
Title of each class
Trading
Symbol(s)
Name of each exchange on which
registered
Common Stock, $0.01 par value per share
CALM
The
NASDAQ
Global
Select Market
Indicate
by check
mark whether the
registrant
is an emerging
growth company
as defined
in Rule
405 of the
Securities
Act of
1933
(§230.405
of this chapter)
or Rule 12b
-2 of the Securities
Exchange
Act of 1934
(§240.12b
-2 of this chapter).
Emerging
growth company
☐
If an emerging
growth company,
indicate
by check
mark if the registrant
has elected
not to
use the extended
transition
period
for complying
with any
new or revised financial
accounting
standards
provided
pursuant
to Section
13(a) of the Exchange
Act.
☐

Item 5.02
.
Departure of Directors
or Certain
Officers; Election
of Directors;
Appointment
of Certain Officers;
Compensatory Arrangements
of Certain Officers.
On June 23, 2026, the
board of directors
(the “Board”) of Cal-Maine
Foods, Inc. (the “Company”)
increased the
size of the Board
from
eight
to
ten
directors,
designating
the newly
created
directorships
as
Class
II
and
Class
III
directorships,
and
appointed
Haley
R. Fisackerly
as an
independent
Class II director
and Michael
J. Highfield
as
an independent
Class III
director,
to serve
until
the Company’s
2026
and 2027
annual
meeting
of stockholders,
respectively,
and, in
each case,
until
his successor
is duly
elected and qualified.
Mr. Fisackerly and Mr. Highfield will join the Board’s Compensation,
Audit, and Nominating
and Corporate
Governance
Committees. The Board
affirmatively determined
that both Mr. Fisackerly
and Mr. Highfield
are independent
within
the meaning
of Nasdaq’s
Listing Standards
and meet
all applicable
requirements to
serve on each
such committee,
including
the
requirements
of Nasdaq and the
Securities Exchange
Act of 1934, as amended (the
“Exchange
Act”) and the regulations
pursuant
thereto.
Mr. Fisackerly and Mr. Highfield will
be compensated
for
their services in accordance
with the Company’s non
-employee director
compensation
program, which
provides for
an annual
fee of $45,000 to each
director. The
fee is paid in
quarterly installments
,
in
advance.
Effective
June 23,
2026,
the
Board’s Compensation
Committee
approved
a grant
of shares
of
restricted
stock
awards
(“RSAs”) with
a target
grant date value
of $100,000
to each of Mr. Fisackerly
and Mr. Highfield
under the Company’s
Amended
and Restated
Cal-Maine
Foods,
Inc. 2012
Omnibus
Long-Term Incentive
Plan,
as amended.
Such RSAs
vest
100%
on January
12, 2029.
Item 7.01
Regulation FD
Disclosure
On
June
23,
2026
the
Company
issued
a
press
release
announcing
the
appointment
of
Mr.
Fisackerly
and
Mr.
Highfield
as
independent
directors. A copy
of the Company’s
press release is attached
hereto as Exhibit
99.1.
In accordance
with
General
Instruction
B.2 of Form
8-K, the
information
in this
Item 7.01
of this Current
Report
on Form 8-K,
including
Exhibit
99.1 hereto,
which is furnished
herewith
pursuant
to and
relate
to this
Item 7.01,
shall not
be
deemed "filed"
for purposes
of Section
18 of the
Exchange
Act, or otherwise
be subject
to the
liabilities
of Section 18 of
the Exchange
Act. The
information
in this Item
7.01 of this Current
Report
on Form 8-K
and Exhibits
99.1 hereto shall
not be
incorporated
by reference
into
any filing
or other
document
filed by
the Company
with
the SEC
pursuant
to the
Securities
Act of
1933,
as amended,
the
rules and regulations
of the SEC thereunder,
the Exchange
Act, or the rules and regulations
of the SEC thereunder
except as shall
be expressly
set forth by
specific reference
in such
filing
or document.
Item 9.01.
Financial
Statements
and Exhibits
(d)
Exhibits
Exhibit
Number Description
99.1
Press Release issued by the Company on June 23, 2026 announcing the expansion of the Board and appointment of Michael J. Highfield and Haley R. Fisackerly and Michael J. Highfield as independent
Class III directors
104
Cover Page
Interactive
Data File,
(embedded
within
the Inline
XBRL document)
SIGNATURES
Pursuant to
the requirements
for the Securities
Exchange
Act of 1934,
the registrant
has duly
caused
this report
to be signed
on
its behalf by the undersigned hereunto
duly authorized.
CAL-MAINE
FOODS,
INC.
Date:
June 23,
2026
By:
/s/ Max
P. Bowman
Max P. Bowman
Director, Vice
President, and
Chief Financial
Officer